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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------


                                    FORM 8-K

                          ---------------------------


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                      February 4, 1999 (January 31, 1999)


                          ---------------------------





                            SFX ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                      0-24017                 13-3977880
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)                File No.)            Identification No.)

                               650 MADISON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10022
                         (Address, including Zip Code,
                        of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 838-3100


                          ---------------------------







                                   No Change
                    -----------------------------------------
         (Former name or former address, if changed since last report)


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                            SFX ENTERTAINMENT, INC.

ITEM 5.           OTHER EVENTS.

                  Reference is made to the press release of SFX Entertainment, Inc. ("SFX"), dated January 31, 1999, attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release announces that SFX has executed certain agreements pursuant to which SFX has agreed to acquire interests in seven venues and other assets from entities controlled by members of the Nederlander family and other persons for an aggregate purchase price of $93.6 million in cash. The closing of the transaction is subject to the satisfaction of certain conditions, some of which are outside the control of SFX.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         C.       Exhibits.

                  Description                                   Exhibit
                  -----------                                   -------

                  Press Release dated January 31, 1999           99.1




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SFX ENTERTAINMENT, INC.




Dated: February 3, 1999        By:     /s/ Howard J. Tytel
                                   ---------------------------------------------
                               Name:  Howard J. Tytel
                               Title: Executive Vice President, General Counsel,
                                      Secretary and Member of the Office of the
                                      Chairman



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                                 EXHIBIT INDEX


Description                                             Exhibit
-----------                                             -------

Press Release dated January 31, 1999                     99.1









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